AQUILA ROCKY MOUNTAIN EQUITY FUND
              Supplement to the Statement of Additional Information
                                Dated May 1, 2000

The first two sentences on page 4 under the caption Shares of Investment Companies are replaced by the following sentence:

The Fund may purchase shares of money-market portfolios of investment companies other than those of the Aquilasm Group of Funds.


                         The date of this Supplement is
                                  March 9, 2001